Quarterly Report
January 31, 2022
MFS®  Utilities Fund
MMU-Q1

Portfolio of Investments
1/31/22 (unaudited)
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 98.6%
Cable TV – 1.7%
Charter Communications, Inc., “A” (a)	92,794	$55,058,392
Energy - Renewables – 5.4%
AES Corp.	2,598,030	$57,624,305
EDP Renovaveis S.A.	5,056,011	107,079,631
NextEra Energy Partners LP	103,230	7,764,961
		$172,468,897
Natural Gas - Distribution – 3.4%
Atmos Energy Corp.	615,520	$65,996,054
China Resources Gas Group Ltd.	4,554,000	22,778,615
UGI Corp.	398,077	18,052,792
		$106,827,461
Natural Gas - Pipeline – 0.4%
Equitrans Midstream Corp.	1,572,226	$12,750,753
Telecommunications - Wireless – 6.7%
Advanced Info Service Public Co. Ltd.	335,900	$2,219,492
Cellnex Telecom S.A.	1,850,705	84,397,127
KDDI Corp.	585,400	18,600,996
Rogers Communications, Inc.	638,732	32,395,116
SBA Communications Corp., REIT	151,705	49,370,875
T-Mobile US, Inc. (a)	222,911	24,112,283
		$211,095,889
Telephone Services – 0.8%
Hellenic Telecommunications Organization S.A.	1,220,149	$23,666,455
Utilities - Electric Power – 80.2%
ALLETE, Inc.	263,845	$16,841,226
Alliant Energy Corp.	865,531	51,810,686
Ameren Corp.	678,138	60,177,966
American Electric Power Co., Inc.	1,124,677	101,670,801
CenterPoint Energy, Inc.	2,182,485	61,895,275
Dominion Energy, Inc.	2,062,813	166,386,497
DTE Energy Co.	838,028	100,923,712
Duke Energy Corp.	282,948	29,726,517
E.ON SE	3,449,887	47,361,977
Edison International	1,559,343	97,911,147
Electricite de France S.A.	1,628,890	15,551,140
Emera, Inc. (l)	507,551	24,048,929
Enel S.p.A.	12,299,635	94,297,740
Energias de Portugal S.A.	8,226,319	42,231,364
Energisa S.A., IEU	1,002,900	8,244,023
Entergy Corp.	638,534	71,368,945
Equatorial Energia S.A.	3,330,800	14,401,832
Evergy, Inc.	1,054,093	68,473,881
Exelon Corp.	3,245,178	188,058,065
FirstEnergy Corp.	1,690,353	70,927,212
Iberdrola S.A.	8,890,828	102,705,111
National Grid PLC	1,915,866	27,992,160
Neoenergia S.A.	2,903,100	8,987,960
NextEra Energy, Inc.	3,443,769	269,027,234
PG&E Corp. (a)	10,379,574	132,754,751
Pinnacle West Capital Corp.	577,081	40,170,608

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Utilities - Electric Power – continued
Portland General Electric Co.	332,060	$17,446,432
Public Service Enterprise Group, Inc.	935,049	62,208,810
RWE AG	2,294,291	96,399,080
Sempra Energy	1,122,844	155,132,127
Southern Co.	2,843,141	197,569,868
SSE PLC	4,009,742	85,647,417
Vistra Corp.	642,907	14,021,802
		$2,542,372,295
Total Common Stocks		$3,124,240,142
Convertible Preferred Stocks – 0.5%
Utilities - Electric Power – 0.5%
DTE Energy Co., 6.25%	175,400	$8,919,090
NextEra Energy, Inc., 5.279%	175,500	8,948,745
Total Convertible Preferred Stocks		$17,867,835
Investment Companies (h) – 0.8%
Money Market Funds – 0.8%
MFS Institutional Money Market Portfolio, 0.06% (v)	24,398,042	$24,398,042

Other Assets, Less Liabilities – 0.1%		2,862,974
Net Assets – 100.0%		$3,169,368,993
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $24,398,042 and $3,142,107,977, respectively.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
IEU	International Equity Unit
REIT	Real Estate Investment Trust
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
Derivative Contracts at 1/31/22
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
CAD	1,285,392	USD	1,008,064	Brown Brothers Harriman	4/08/2022	$3,014
CAD	1,351,054	USD	1,061,474	Merrill Lynch International	4/08/2022	1,253
GBP	758,001	USD	1,015,066	Credit Suisse Group	4/08/2022	3,993
USD	43,654,063	CAD	55,351,169	JPMorgan Chase Bank N.A.	4/08/2022	115,341
USD	102,935,749	EUR	88,540,407	Barclays Bank PLC	4/12/2022	3,299,440
USD	1,015,265	EUR	894,445	BNP Paribas S.A.	4/08/2022	8,835
USD	1,059,030	EUR	930,606	Citibank N.A.	4/08/2022	11,911
USD	105,420,960	EUR	92,674,508	Goldman Sachs International	4/08/2022	1,143,510
USD	197,077,222	EUR	173,756,185	HSBC Bank	4/08/2022	1,566,588

Portfolio of Investments (unaudited) – continued

Forward Foreign Currency Exchange Contracts − continued
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives − continued
USD	2,091,134	EUR	1,835,262	JPMorgan Chase Bank N.A.	4/08/2022	$26,096
USD	1,049,258	EUR	924,342	Morgan Stanley Capital Services, Inc.	4/08/2022	9,187
USD	78,634,035	GBP	57,945,686	Deutsche Bank AG	4/08/2022	731,718
						$6,920,886
Liability Derivatives
CAD	1,487,069	USD	1,176,699	Brown Brothers Harriman	4/08/2022	$(6,984)
CAD	2,664,047	USD	2,096,360	HSBC Bank	4/08/2022	(845)
CAD	2,382,336	USD	1,897,769	Merrill Lynch International	4/08/2022	(23,846)
EUR	890,397	USD	1,007,219	HSBC Bank	4/08/2022	(5,343)
EUR	961,452	USD	1,099,257	Merrill Lynch International	4/08/2022	(17,430)
GBP	2,972,682	USD	4,055,550	BNP Paribas S.A.	4/08/2022	(59,068)
GBP	747,011	USD	1,008,509	Merrill Lynch International	4/08/2022	(4,226)
GBP	1,559,760	USD	2,127,800	Morgan Stanley Capital Services, Inc.	4/08/2022	(30,855)
USD	24,888	EUR	22,275	Citibank N.A.	4/08/2022	(176)
						$(148,773)
At January 31, 2022, the fund had cash collateral of $10,000 to cover any collateral or margin obligations for certain derivative contracts.
See attached supplemental information. For more information see notes to financial statements as disclosed in the most recent semiannual or annual report.

Supplemental Information
1/31/22 (unaudited)
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(1) Investment Valuations
Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk).

Supplemental Information (unaudited) – continued
Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of January 31, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$2,283,101,812	$—	$—	$2,283,101,812
Spain	—	187,102,238	—	187,102,238
Portugal	—	149,310,995	—	149,310,995
Germany	47,361,977	96,399,080	—	143,761,057
United Kingdom	—	113,639,577	—	113,639,577
Italy	—	94,297,740	—	94,297,740
Canada	56,444,045	—	—	56,444,045
Brazil	31,633,815	—	—	31,633,815
Greece	23,666,455	—	—	23,666,455
Other Countries	38,329,755	20,820,488	—	59,150,243
Mutual Funds	24,398,042	—	—	24,398,042
Total	$2,504,935,901	$661,570,118	$—	$3,166,506,019
Other Financial Instruments
Forward Foreign Currency Exchange Contracts – Assets	$—	$6,920,886	$—	$6,920,886
Forward Foreign Currency Exchange Contracts – Liabilities	—	(148,773)	—	(148,773)
For further information regarding security characteristics, see the Portfolio of Investments.
(2) Securities Lending Collateral
At January 31, 2022, the value of securities loaned was $12,793,531. These loans were collateralized by U.S. Treasury Obligations (held by the lending agent) of $13,629,055.
(3) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$21,815,025	$91,082,407	$88,499,390	$—	$—	$24,398,042
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$3,542	$—
(4) Issuer Country Weightings
Issuer country weighting percentages of portfolio holdings based on net assets, as of January 31, 2022, are as follows:
United States	72.9%
Spain	5.9%
Portugal	4.7%
Germany	4.5%
United Kingdom	3.6%
Italy	3.0%
Canada	1.8%
Brazil	1.0%
Greece	0.7%
Other Countries	1.9%
The issuer country weighting percentages include both accrued interest amounts and the equivalent exposure from any derivative holdings, if applicable.

Supplemental Information (unaudited) – continued
(5) Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
(6) Subsequent Event
The market disruptions, which began in late February 2022, associated with geopolitical events related to the conflict between Russia and Ukraine may adversely affect the value of the fund’s assets and thus the fund’s performance. Management continues to monitor these events and to evaluate the related impacts, if any, to the fund.